 March 2009
 March 2009
 Aviation & Transportation Conference
 Aviation & Transportation Conference
 J.P. Morgan
 J.P. Morgan

 Certain of the statements contained herein should be considered “forward-looking statements,” including within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”,
“expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue”
and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the “Company” or “AirTran”). Such
statements include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected fuel costs, the revenue and pricing environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the
Company’s ability to grow new and existing markets, the Company’s ability to maintain or expand cost advantages in comparison to various competitors, the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices;
the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub or focus airports;
weather conditions; the impact of fleet concentration and changes in fleet mix; the impact of increased maintenance costs as aircraft age and/or utilization increases; the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of any financing facilities (particularly the financial covenants) and to maintain compliance with credit card agreements; the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; risks associated with actual or potential acquisitions or other business transactions including the Company’s ability to achieve any synergies anticipated as a result of such transactions and to achieve any such synergies in a timely manner, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and
Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Except as may be required by applicable law, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk
Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2008, or as supplemented in the Company’s subsequently filed periodic reports, which are available at www.sec.gov and at www.AirTran.com.
 Safe Harbor

 Introduction to AirTran Airways
■ Lowest cost airline among U.S. majors
 ― 136 aircraft - youngest all-Boeing fleet in U.S.
 ― More than 700 daily flights to over 50 destinations
 ― Over 24 million enplanements annually
■ Major airline amenities at lower fares
 ― Business Class on every flight
 ― Assigned seating
 ― Over 150 channels of free digital XM Radio
 ― No roundtrip purchase or minimum night stays
■ Stable and experienced management team
■ Actions taken to mitigate record high oil have the Company well positioned to weather current economic uncertainty
 ― Expect profits to return in Q109 and for the full year 2009

AIRLINE QUALITY RATING #1 2008 www.AQR.aero

AirTran

AirTran
JetBlue
Southwest
Northwest
Frontier
Continental
Alaska
United
American
Delta
JetBlue
Alaska
Southwest
America West
US Airways
Northwest
Continental
AirTran
United
ATA
JetBlue
AirTran
Independence
Southwest
United
America West
Northwest
Continental
Alaska
American
JetBlue
AirTran
Frontier
Northwest
Southwest
Continental
United
Alaska
American
ATA
JetBlue
AirTran
Southwest
United
Alaska
America West
Northwest
American
Continental
ATA
Notes:  (1) AQR Rating compiled by Wichita State University / University of Nebraska, Omaha.
  (2) Based on DOT reports for on-time performance, denied boardings, mishandled baggage, and customer complaints
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
 Consistent High Quality Enhances Consumer Value
 Airline Quality Rating for Major Carriers
2005
2004
2003
2006
2007

200
160
120
80
40
0
105
127
137
136
134-138
134-138
139-143
2005
2006
2007
2008
2009
2010
2011
737s
717s

(Aircraft)
ASM
Growth
28%
24%
20%
(4)%
 Previous Plan: 147 161 175 188
 AirTran Has Dramatically Reduced Its Fleet Plans
5%
0%
3-4%
■ Currently 136 aircraft: 86 717s / 50 737s
 ― Deferred / sold 47 aircraft from 2008-2012 fleet plan
 ― No aircraft financing needs until Q2 2011

■ Capacity reductions have mitigated effects of soft economy
■ Reduced debt and capital requirements
 ― Repaid over $220MM in debt obligations during 2008
 ― Reduced capital requirements by nearly $1 billion through 2010
■ Yield and revenues have improved
 ― Fourth quarter yield improvement was the best in over 2 years
 ― Highest fourth quarter passenger RASM (unit revenues) since 2000
 ― Highest total RASM in company history for both fourth quarter and 2008
 Benefits of AirTran’s Revised Fleet Plan Began in Q408

$400
$300
$200
$100
$-
$77
$112
$172
$233
>$300
2005
2006
2007
2008
2009E

AirTran

(Millions)
 Unbundling Drives Powerful Ancillary Revenue Growth
■ 2009 will be aided by new baggage fees that began in 2H08
43%
45%
54%
36%
>30% Yr/Yr Growth
* Select ancillary revenues are recorded in passenger revenues

12
11
10
9
8
7
6
5
AirTran
SOUTHWEST AIRLINES
jetBlue
DELTA
U·S AIRWAYS
Continental Airlines
UNITED

(Cents)
* Excludes fuel and special items
Industry Cost Comparison
Non-Fuel Unit Costs at 728 Miles for 2008
 AirTran Has a Significant Cost Advantage
48% Higher
3% Higher

10
9
8
7
6
5
AirTran
SOUTHWEST AIRLINES
DELTA

AirTran

(Cents)
Industry Cost Comparison
Estimated Non-Fuel Unit Costs at 728 Miles for 2009
 AirTran’s Cost Advantage Will Remain Intact
46-49% Higher
2-4% Higher
* Excludes fuel and special items

50%
40%
30%
20%
10%
0%
46%
41%
35%
32%
31%
30%
26%
26%
AirTran
jetBlue
SOUTHWEST AIRLINES
Continental Airlines
UNITED
AA
DELTA
U·S AIRWAYS

AirTran

 AirTran Benefits the Most from Fuel Price Declines
2008 fuel expense as a percentage of total operating costs
* Percentages based on GAAP income statement including special items

50%
40%
30%
20%
10%
0%
Q109
Q209
Q309
Q409
Purchased in 2008 - Benefit begins at $85 crude
Purchased in 2009 - Benefit begins at $60 crude

AirTran

11

		Crude Price
Period	Hedge %	$40	$60	$80
Q109	18%	$57	$69	$71
Q209	30%	$50	$68	$69
Q309	44%	$50	$64	$70
Q409	48%	$52	$66	$70
2009	35%	$51	$66	$70
2010	8%	$54	$68	$70
 Fuel Hedge Portfolio Has Been Restructured
■ 2009 hedge portfolio is improved
 ― Most out-of-the-money hedge contracts were unwound in Q408 at higher prices
 ― Hedge losses from unwinds were recognized in 2008
Example: If crude was $60 in 2009, our cost would
be the equivalent of $66/bbl on 35% of our fuel
18.3%
29.7%
44.2%
48.4%
Note: Assumes crack spread at 28% of crude price

AirTran:

Delta:

Southwest:

 -4%

 -8% to -10%

 -4%
2009 Planned Capacity
* Domestic capacity change for Q109
 High Oil in 2008 Brought Capacity Discipline in 2009
Northeast
-8%
Midwest
-12%
Southwest
-8%
Mountain
-9%
West
-12%
South
-11%

Portland
Boston
Dallas/Ft. Worth
Las Vegas
Denver
San Francisco
Minneapolis
Burlington
San Antonio
Flint
Seattle
Houston
Los Angeles
Rochester
Dayton
Columbus
Milwaukee
Chicago
Detroit
Akron/
Canton
White Plains
New York City (LGA)
Newark
Philadelphia
Baltimore
Washington, D.C. (DCA)
Washington, D.C. (IAD)
Newport News
Charlotte
Raleigh/Durham
Charleston
Jacksonville
Orlando
Tampa
Miami
San Juan
Ft. Lauderdale
West Palm Beach
Memphis
St Louis
Bloomington
Indianapolis
Kansas City
Wichita
Moline
Harrisburg
Buffalo
San Diego

Branson
Cancun
Charlotte
Raleigh/Durham
Sarasota
Tampa
Ft. Myers
Bloomington
St Louis
Branson
Kansas City
Wichita
Milwaukee
Moline
Pittsburgh
Richmond
Seattle
Los Angeles
San Diego

Phoenix
New Orleans
Indianapolis
	2000	2009
Routes Served	33	54
 Atlanta Route Network for 2009
Atlanta

Portland
Boston
Dallas/Ft. Worth
Las Vegas
Denver
San Francisco
Minneapolis
Burlington
San Antonio
Flint
Seattle
Houston
Los Angeles
Rochester
Dayton
Columbus
Milwaukee
Chicago
Detroit
Akron/
Canton
White Plains
New York City (LGA)
Newark
Philadelphia
Baltimore
Washington, D.C. (DCA)
Washington, D.C. (IAD)
Newport News
Charlotte
Raleigh/Durham
Charleston
Jacksonville
Orlando
Tampa
Miami
San Juan
Ft. Lauderdale
West Palm Beach
Memphis
St Louis
Bloomington
Indianapolis
Kansas City
Wichita
Moline
Harrisburg
Buffalo
San Diego

Branson
Cancun
Charlotte
Raleigh/Durham
Sarasota
Tampa
Ft. Myers
Bloomington
St Louis
Branson
Kansas City
Wichita
Milwaukee
Moline
Pittsburgh
Richmond
Seattle
Los Angeles
San Diego

Phoenix
New Orleans
Indianapolis
	2000	2009
Routes Served	13	58
 Florida Route Network for 2009
Atlanta

Portland
Boston
Dallas/Ft. Worth
Las Vegas
Denver
San Francisco
Minneapolis
Burlington
San Antonio
Flint
Seattle
Houston
Los Angeles
Rochester
Dayton
Columbus
Milwaukee
Chicago
Detroit
Akron/
Canton
Washington, D.C. (DCA)
Washington, D.C. (IAD)
Newport News
Charlotte
Raleigh/Durham
Charleston
Jacksonville
Orlando
Tampa
Miami
San Juan
Ft. Lauderdale
West Palm Beach
Memphis
St Louis
Bloomington
Indianapolis
Kansas City
Wichita
Moline
Buffalo
San Diego

Branson
Cancun
Charlotte
Raleigh/Durham
Sarasota
Tampa
Ft. Myers
Bloomington
St Louis
Branson
Kansas City
Wichita
Milwaukee
Moline
Richmond
Seattle
Los Angeles
San Diego

Phoenix
New Orleans
Indianapolis
	2000	2009
Routes Served	0	19
 Baltimore Route Network for 2009
White Plains
New York City (LGA)
Newark
Philadelphia
Baltimore
Harrisburg
Pittsburgh
Atlanta

Portland
Boston
Dallas/Ft. Worth
Las Vegas
Denver
San Francisco
Minneapolis
Burlington
San Antonio
Flint
Seattle
Houston
Los Angeles
Rochester
Dayton
Columbus
Milwaukee
Akron/
Canton
White Plains
New York City (LGA)
Newark
Philadelphia
Baltimore
Washington, D.C. (DCA)
Washington, D.C. (IAD)
Newport News
Charlotte
Raleigh/Durham
Charleston
Jacksonville
Orlando
Tampa
Miami
San Juan
Ft. Lauderdale
West Palm Beach
Memphis
St Louis
Bloomington
Indianapolis
Kansas City
Wichita
Moline
Harrisburg
Buffalo
San Diego

Branson
Cancun
Charlotte
Raleigh/Durham
Sarasota
Tampa
Ft. Myers
Bloomington
St Louis
Branson
Kansas City
Wichita
Pittsburgh
Richmond
Seattle
Los Angeles
San Diego

Phoenix
New Orleans
Indianapolis
	2000	2009
Routes Served	0	16
Milwaukee
Moline
 Milwaukee Route Network for 2009
Detroit
Chicago
Atlanta

Portland
Boston
Dallas/Ft. Worth
Las Vegas
Denver
San Francisco
Minneapolis
Burlington
San Antonio
Flint
Seattle
Houston
Los Angeles
Rochester
Dayton
Columbus
Milwaukee
Akron/
Canton
White Plains
New York City (LGA)
Washington, D.C. (IAD)
Newport News
Raleigh/Durham
Charleston
Jacksonville
Tampa
Miami
San Juan
Ft. Lauderdale
West Palm Beach
Memphis
St Louis
Bloomington
Indianapolis
Kansas City
Wichita
Moline
Buffalo
San Diego

Branson
Cancun
Raleigh/Durham
Sarasota
Tampa
Ft. Myers
Bloomington
St Louis
Branson
Kansas City
Wichita
Richmond
Seattle
Los Angeles
San Diego

Phoenix
New Orleans
Indianapolis
	2000	2009
Routes Served	44	132
Cities Served	34	58
Milwaukee
Moline
 AirTran Full Route Network for 2009
Atlanta
Newark
Philadelphia
Baltimore
Washington, D.C. (DCA)
Charlotte
Detroit
Chicago
Harrisburg
Pittsburgh

 AirTran Continues to Diversify Its Network
% ASMs	2000	2002	2004	2006	2008	2009E
Atlanta	92%	78%	71%	65%	62%	60%
Florida	29%	33%	31%	34%	37%	35%
Baltimore	0%	12%	13%	10%	11%	14%
Milwaukee	0%	2%	3%	2%	6%	10%
* Percentage of ASMs represents capacity from a city / region to the entire AirTran network

Salt Lake City - DAL
Las Vegas - LCC
Legacy Hub Redundancies Likely to Create Opportunities
San Francisco - UAUA
Los Angeles - UAUA
Chicago - AMR
Denver - UAUA
Detroit - NWA
Chicago -
UAUA
Minneapolis - NWA
Cincinnati - DAL
Milwaukee - NWA
Indianapolis - NWA
St. Louis - AMR
Houston - CAL
Dallas - AMR
Miami - AMR
Atlanta - DAL
Newark - CAL
Philadelphia - LCC
NYC (JFK) - DAL
Washington, DC (IAD) - UAUA
Memphis - NWA
Cleveland - CAL
Baltimore - AAI
Atlanta - AAI
Orlando - AAI
Charlotte - LCC
Phoenix - LCC

■ Track record of profitability will be restored in Q1 2009
 ― Expect profits in all quarters of 2009 with fuel at current prices
 ― 2008 was only loss in the last nine years*
■ During times of economic weakness, consumers and
 corporations migrate towards value-oriented providers
■ Softening consumer demand will be offset by lower fuel,
 capacity reductions, and strong growth in ancillary revenues
■ Updated Q1 2009 outlook
 ― Passenger unit revenue down -7% to -8.5%
 ― Total unit revenue down -2% to -3.5%
 ― All-in fuel price net of hedges $1.60 to $1.65 (GAAP: $1.57 to $1.62)
 ― Non-fuel unit costs up 8% to 9.5%
 Outlook Remains Positive
* Excludes special items including impairment charges

■ Actions taken to mitigate record high oil has AirTran well positioned to weather current economic uncertainty
 ― Legacy airlines face multiple challenges from degradation in corporate, international, and cargo businesses
■ Expect AirTran to return to profitability
 ― Leading beneficiary from lower fuel
 ― Domestic capacity reductions and growth in ancillary revenues will buffer soft consumer demand
■ Significant non-fuel cost advantage vs. competitors will
 remain intact
 ― Potential to become total unit cost leader with a strong combination of quality, low fares, and amenities
■ Remain poised to capitalize on opportunities
 Recap

 Q&A Session
 Q&A Session